As filed with the Securities and Exchange Commission on June 29, 2022

Registration Statement No. 333-262688

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 3

to

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Netcapital Inc. (Exact name of registrant as specified in its charter)

Utah	6199	87-0409951
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1 Lincoln Street

Boston, MA 02111

Phone: (781) 925-1700

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Coreen Kraysler

Chief Financial Officer

1 Lincoln Street

Boston, MA 02111

Phone: (781) 925-1700

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Richard A. Friedman, Esq. Greg Carney, Esq.	Oded Har-Even, Esq. Angela Gomes, Esq.
Sheppard Mullin Richter & Hampton, LLP	Sullivan & Worcester LLP
30 Rockefeller Plaza	1633 Broadway
New York, NY 10112	New York, NY 10019
Phone: (212) 653-8700	Phone: (212) 660-5002

Approximate date of proposed sale to public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on the Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering: ☐

Indicate by check mark whether registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act of 1934, as amended.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

EXPLANATORY NOTE

This Amendment No. 3 (“Amendment No. 3”) to the Registration Statement on Form S-1 (File No. 333-262688) of Netcapital Inc. (“Registration Statement”) is being filed solely for the purpose of filing an updated Exhibit 5.1. Accordingly, this Amendment No. 3 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page, Exhibit 5.1 and the Exhibit Index. The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment No. 3.

Item 16. Exhibits and Financial Statement Schedules

(a)	Exhibits. The following exhibits are filed as part of this registration statement:

Exhibit Number	Description
1.1**	Form of Underwriting Agreement
2.1	Asset Purchase Agreement dated November 23, 2010 between Valuesetters, Inc. and NetGames.com, incorporated by reference to Exhibit 2.1 to our Form 10/A dated July 25, 2014
2.2	Agreement and Plan of Merger by and Among Netcapital Funding Portal Inc., Valuesetters Inc.and Netcapital Acquisition Vehicle Inc., incorporated by reference to our Current Report on Form 8-K dated August 23, 2020
3.1	Articles of Incorporation filed on April 25, 1984, incorporated by reference to Exhibit 3.1 to our Form 10 dated September 3, 2013
3.1.1	Amendment to Articles of Incorporation filed on September 7, 1999, incorporated by reference to Exhibit 3.2 to our Form 10 dated September 3, 2013
3.1.2	Amendment to Articles of Incorporation filed on December 4, 2003, incorporated by reference to Exhibit 3.2 to our Form 10 dated September 3, 2013
3.1.3**	Amendment to Articles of Incorporation filed on April 13, 2015
3.1.4	Amendment to Articles of Incorporation filed on September 29, 2020, incorporated by reference to Exhibit 3.1 to our Form 8-K dated November 5, 2020
3.2	By-Laws of Valuesetters, Inc, incorporated by reference to Exhibit 3.4 to our Form 10 dated September 3, 2013
4.1**	Specimen stock certificate evidencing shares of common stock
4.2	Form of Representative’s Warrant (Included in Exhibit 1.1)
4.3**	Form of Unsecured Convertible Notes
4.4**	Form of Warrant Agent Agreement
4.5**	Form of Warrant (Included in Exhibit 4.4)
4.6**	Form of Pre-Funded Warrant
5.1	Opinion of Codelaw LLC
10.1+	2021 Equity Incentive Plan, filed as Exhibit 4.1 to the registrant’s registration statement on Form S-8 on January 27, 2022 and incorporated herein by reference.
10.2	Promissory Note dated April 28, 2011, as amended, in the principal amount of $1,000,000 made by the registrant in favor of Vaxstar LLC, incorporated by reference to Exhibit 2.1 to our Form 10/A filed on July 28, 2014
10.3	Amended Secured Lending Agreement between Valuesetters, Inc. and Vaxstar LLC, incorporated by reference to Exhibit 10.1 to our Form 10/A filed on July 28, 2014.
10.4	Purchase and Assignment Agreement between Valuesetters, Inc. and Vaxstar LLC, filed as Exhibit 10.2 to our Current Report on Form 8-K dated September 30, 2014 and incorporated herein by reference.
10.5	Amended Loan and Security Agreement between Valuesetters, Inc. and Vaxstar LLC dated October 31, 2017, filed as an Exhibit 10.1 to our Current Report on Form 8-K dated October 31, 2017 and incorporated herein by reference.
10.6	Amendment to Revolving Loan and Security Agreement between Valuesetters, Inc. and Vaxstar LLC dated October 30, 2020.
10.7	Amendment to Revolving Loan and Security Agreement between Netcapital Inc. and Vaxstar LLC dated January 31, 2021.
10.8	Amendment to Revolving Loan and Security Agreement dated April 30, 2021 between Netcapital Inc. and Vaxstar LLC.
10.9	Amendment to Revolving Loan and Security Agreement dated January 28, 2022 between Netcapital Inc. and Vaxstar LLC, filed as Exhibit 10.1 to our Current Report on Form 8-K dated January 28, 2022 and incorporated by reference herein.
10.10	Amendment to Revolving Loan and Security Agreement dated February 3, 2022 between Netcapital Inc. and Vaxstar LLC, filed as Exhibit 10.2 to our Current Report on Form 8-K dated January 28, 2022 and incorporated by reference herein.
10.11**+	Employment Agreement with Carole Murko
10.12**+	Separation Agreement with Carole Murko
10.13**	Form of Note Purchase Agreement
10.14	License Agreement between Netcapital Systems LLC, a Delaware limited liability company, and Netcapital Funding Portal Inc., filed as Exhibit 10.1 to our Current Report on Form 8-K dated April 18, 2022 and filed on June 28, 2022 and incorporated by reference herein.
10.15+	Employment Agreement with Cecilia Lenk, filed as Exhibit 10.2 to our Current Report on Form 8-K dated April 18, 2022 and filed on June 28, 2022 and incorporated by reference herein.
10.16+	Employment Agreement with Coreen Kraysler, filed as Exhibit 10.3 to our Current Report on Form 8-K dated April 18, 2022 and filed on June 28, 2022 and incorporated by reference herein.
10.17+	Employment Agreement with Jason Frishman, filed as Exhibit 10.4 to our Current Report on Form 8-K dated April 18, 2022 and filed on June 28, 2022 and incorporated by reference herein.
14.1**	Code of Ethics
21.1**	Subsidiaries of the Registrant
23.1**	Consent of Fruci and Associates II, PLLC
23.2	Consent of Codelaw LLC. (included in Exhibit 5.1)
24.1**	Powers of Attorney (included on signature page to this Registration Statement)
107**	Fee table

*To be filed by amendment.

**Previously filed.

+ Indicates a management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Boston, Massachusetts on the 29th day of June, 2022.

NETCAPITAL INC.

By:	/s/ Cecilia Lenk
Name: Cecilia Lenk Title: Chief Executive Officer (Principal Executive Officer)